SCHEDULE 14C
                                 (Rule 14c-101)
                  INFORMATION REQUIRED IN INFORMATION STATEMENT
                            SCHEDULE 14C INFORMATION
             Information Statement Pursuant to Section 14(c) of the
                         Securities Exchange Act of 1934
                                (Amendment No. )

Check the appropriate box:
| |      Preliminary information statement
|X|      Definitive information statement
|_|      Confidential, for use of the Commission only
         (as permitted by Rule 14c-5(d)(2))

                               Caldera Corporation
                               -------------------
                (Name of Registrant as Specified in Its Charter)

Payment of Filing Fee (Check the appropriate box):
         |X|      No fee required.
         |_|      Fee computed on table below per Exchange Act Rules 14c-5(g)
                  and 0-11.

         (1) Title of each class of securities to which transaction applies:

                           Common Stock, par value $.0025 per share
                  ------------------------------------------------------------
         (2)     Aggregate number of securities to which transactions applies:

                           All outstanding securities of the Registrant
                 -------------------------------------------------------------
         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:*

                           Not applicable
                  ------------------------------------------------------------
         (4)      Proposed maximum aggregate value of transaction:

                           Not applicable
                  ------------------------------------------------------------
         (5)      Total fee paid:

                           $0
                  ------------------------------------------------------------
         |_|      Fee paid previously with preliminary materials.

         |_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         (1)      Amount previously paid:

                  ------------------------------------------------------------
         (2)      Form, Schedule or Registration Statement No.:

                  ------------------------------------------------------------
         (3)      Filing Party:

                  ------------------------------------------------------------
         (4)      Date Filed:

                 -------------------------------------------------------------
------------
* Set forth the amount on which the filing fee is calculated and state how it was determined.

                               Caldera Corporation
                       133 Richmond Street West, Suite 401
                            Toronto, Ontario M5H 2L3
                                     Canada





To the Holders of Common Stock of
 Caldera Corporation



                  Caldera Corporation has obtained the written consent from holders of common stock to approve an amended and restated articles of incorporation. The new articles of incorporation change all but one of the provisions of the old articles of incorporation and add several new provisions. These are described in the attached information statement.

                  This action was approved by the board of directors and the holders of an aggregate of 6,394,073 shares of common stock. Your consent is not required and is not being solicited in connection with this action. You are hereby being provided with notice of the approval by less than unanimous written consent of the shareholders of Caldera pursuant to Florida law and the Securities Exchange Act of 1934.




                                 By Order of the Board of Directors



                                 Brice Scheschuk
                                 Secretary

Toronto, Ontario
November 30, 1999

                               CALDERA CORPORATION

                              ----------------------

                              INFORMATION STATEMENT

                              ----------------------

                    CONCERNING CORPORATE ACTION AUTHORIZED BY
                     WRITTEN CONSENT OF SHAREHOLDERS OWNING
                      A MAJORITY OF SHARES OF CAPITAL STOCK
                            ENTITLED TO VOTE THEREON

                              ---------------------

                    CALDERA IS NOT ASKING YOU FOR A PROXY AND
                YOU ARE REQUESTED NOT TO SEND A PROXY TO CALDERA
                             ----------------------

                  This information statement is furnished to the shareholders of Caldera Corporation to advise them of the adoption of new articles of incorporation. This action was taken pursuant to the requirements of the corporation laws of the State of Florida and the Securities Exchange Act of 1934.

                  The changes made to the old articles of incorporation and the effect of the changes are described in this information statement

                  The board of directors approved the amended and restated articles of incorporation by unanimous written consent on November 17, 1999. Thereafter, they sought the approval of the holders of the common stock. Four shareholders who own 6,394,073 shares representing approximately 81% of the common stock executed and delivered their written consents to approve the new articles of incorporation.

                  The record date for those shareholders entitled to vote on the amended and restated articles of incorporation was November 19, 1999, at the close of business. On the record date there were 7,863,750 shares of common stock outstanding. Each shareholder of Caldera is entitled to one vote for each share of common stock registered in his name on the record date. The common stock was the only class outstanding, and therefore the only class entitled to consent to the action. The consent of the holders of a majority of all the outstanding shares of common stock was necessary to authorize the new articles of incorporation.

                  Under the Exchange Act, the authorization of the amended and restated articles of incorporation by the board of directors and shareholders will not become effective until twenty days after Caldera has mailed this information statement to all the shareholders who have not given their consents. Promptly following the expiration of this twenty day period, Caldera intends to file the new articles of incorporation with the secretary of state of the state of Florida. The new articles of incorporation will be effective immediately upon filing.

                  The executive offices of Caldera are located at 133 Richmond Street West, Suite 401, Toronto, Ontario M5H 2L3, Canada. On or about November 30, 1999, this Information Statement will be mailed to each shareholder of record at the close of business on November 19, 1999.


                  SECURITY OWNERSHIP OF PRINCIPAL SHAREHOLDERS

                  The following table and accompanying footnotes indicate information as of November 19, 1999, with respect to the stock ownership of (i) those persons known to Caldera to beneficially own more than 5% of the common stock, (ii) each director of Caldera, (iii) each current executive officer of Caldera whose compensation exceeded $100,000 in the fiscal year ended

December 31, 1998, and (iv) all directors and executive officers of Caldera as a group. This table assumes the merger of Caldera's wholly owned subsidiary, Level Jump Financial Group, Inc., into Caldera and assumption of the rights associated with the Class A Preferred Stock and Class B Preferred Stock and the current performance equity plan of the subsidiary.

                                   Number of Shares          Beneficial*           Non-Beneficial Current
              Name               Beneficially* Owned     Ownership Percentage    Voting/Consent Percentage
              ----               -------------------     --------------------    -------------------------
ZDG Holdings Inc. (1)                  7,059,573                 61.2                     43.1
David Roff (2)                         4,712,000                 45.7                     28.9
Brice Scheschuk (3)                      825,000                 10.5                      4.7
Glen Akselrod (4)                        825,000                 10.5                      4.7
All officers and directors
    (four persons) (5)                12,581,573                 89.5                     81.3

* A person is the beneficial owner of voting securities that can be acquired within sixty days of the date of this information statement under options, warrants or convertible securities. The percentage ownership is calculated assuming that any convertible securities, options or warrants held by that person, and no others, have been exercised for the common stock. Unless otherwise noted, Caldera believes that all persons named in this table have sole voting and investment power over the shares of common stock indicated as beneficially owned by them.

(1) Includes 3,547,500 shares which may be issued upon exercise of the retraction rights of thestockpage.com exchangeable shares. Includes 252,000 shares subject to a voting agreement and an option agreement with Mr. Brice Scheschuk and 252,000 shares subject to a voting agreement and an option agreement with Mr. Glen Akselrod. Includes 780,573 shares owned by Mr. Landau and 123,750 shares subject to currently exercisable options issued to Mr. Robert Landau under the 1999 Performance Equity Plan of Level Jump and excludes 495,000 shares subject to options issued to Mr. Robert Landau under the plan which vest in the future. ZDG Holdings Inc. is a corporation wholly owned by the spouse of Mr. Landau, Ms. Marnie Miller. Mr. Landau is the sole director and president of ZDG Holdings Inc. If the assumptions for this table are not considered, ZDG has the authority to vote 2,607,750 shares and dispose of 2,103,750 shares and Mr. Landau has the authority to vote and dispose of 780,573 shares representing an aggregate voting authority over 3,388,323 shares or 43.1% and an aggregate dispositive authority over 2,884,323 shares.

(2) Includes 2,365,000 shares which may be issued upon exercise of the retraction rights of thestockpage.com exchangeable shares. Includes 168,000 shares subject to a voting agreement and an option agreement with Mr. Brice Scheschuk and 168,000 shares subject to a voting agreement and an option agreement with Mr. Glen Akselrod. Includes 82,500 shares subject to currently exercisable options under the 1999 Performance Equity Plan of Level Jump and excludes 330,000 shares subject to options under the plan which vest in the future. If the assumptions for this table are not considered, Mr. Roff has the authority to vote an aggregate of 2,264,500 shares or 28.9% and dispose of an aggregate of 1,928,500 shares.

(3) Includes the 420,000 shares subject to voting agreements and option agreements with ZDG Holdings Inc. and Mr. David Roff. Includes 34,375 shares subject to currently exercisable options under the 1999 Performance Equity Plan of Level Jump and excludes 137,500 shares subject to options under the plan which vest in the future. If the assumptions for this table are not considered, Mr. Scheschuk has the authority to vote an aggregate of 370,625 shares or 4.7 % and dispose of an aggregate of 790,625 shares.

(4) Includes 420,000 shares subject to voting agreements and option agreements with ZDG Holdings Inc. and Mr. David Roff. Includes 34,375 shares subject to currently exercisable options under the 1999 Performance Equity Plan of Level Jump and excludes 137,500 shares subject to options under the plan which vest in the future. If the assumptions for this table are not considered, Mr. Akselrod has the authority to vote an aggregate of 370,625 shares or 4.7% and dispose of an aggregate of 790,625 shares.

(5) Includes 275,000 shares subject to currently exercisable options under the 1999 Performance Equity Plan of Level Jump and excludes 1,100,000 shares subject to options under the plan which vest in the future. Includes the shares that may be issued on exercise of the retraction rights of thestockpage.com exchangeable shares. If the assumptions for this table are not considered, all the directors and officers have the authority to vote 6,394,073 shares or 81.3%.


                  Section 16(a) of the Exchange Act requires the directors and executive officers and persons who beneficially own more than ten percent of the Caldera common stock to file with the Securities and Exchange Commission reports of ownership and reports of changes in ownership of common stock. These persons are required by SEC regulation to furnish Caldera with copies of all these reports that they file. To Caldera's knowledge, based solely on review of the copies of these reports furnished to it, all filings under Section 16(a) were made as required.


                     DESCRIPTION OF THE AMENDED AND RESTATED
                          CERTIFICATE OF INCORPORATION


General

         Caldera recently acquired Level Jump Financial Group, Inc. as a wholly-owned subsidiary in an exchange of shares with the four stockholders of Level Jump. Because Level Jump is the principal operating subsidiary of Caldera, upon review of the old articles of incorporation of Caldera in comparison to those of Level Jump and the 1989 corporate law of the State of Florida, it was determined by the management of Caldera, on the advise of outside counsel, to bring those of Caldera into symmetry with those of Level Jump and the new Florida corporate law. Moreover, in this review, it was noted that there were a number of shortcomings in the old articles of incorporation of Caldera which management sought to improve for the benefit of managing the affairs of Caldera and attracting directors, officers and employees.

         A complete text of the amended and restated articles of incorporation is attached as Exhibit A to this information statement. The text of the new articles of incorporation is however, subject to change as may be required by the secretary of state of the State of Florida. When the new articles of incorporation are filed with the State of Florida, they will be effective.

Discussion of Specific Changes and Purpose

         First Article. The name of the corporation was changed from "Caldera Corporation" to "Level Jump Financial Group, Inc." The purpose of the name change was to better reflect the business of the corporation into the future. Level Jump, the wholly-owned subsidiary of the corporation provides financial public relations and on-line financial services. The current business plan of the corporation is to further develop and expand these services.

         Second Article. The address of the corporation was changed to indicate the current address.

         Third Article. The corporate purpose of Caldera was restated to be all the business activities which a corporation may lawfully conduct under Florida law. This provision eliminates reference to the conduct of the aviation and aircraft business which was former business of the corporation and no longer part of the current business plan. The more general statement of purpose is permitted by Florida law and a more modern approach for corporations.

         Fourth Article. The capitalization of the corporation was increased for the addition of a class of preferred stock. The new articles of incorporation provide for 205,000,000 shares of capital stock. This amount is divided as follows: 200,000,000 shares are designated common stock and 5,000,000 shares are designated preferred stock. The corporation is currently authorized to issue 200,000,000 shares of common stock. The rights of the common stock are not being changed by the new articles of incorporation.

         The board of directors is given the ability, without shareholder approval, to issue the preferred stock in one or more classes and establish the relative rights. The board of directors, in issuing the preferred stock, may assign what ever rights they determine as being in the best interests of the corporation. This will include determination of such rights as dividend rates and payment dates, liquidation rights, priority of payment of dividend and liquidation amounts, sinking fund and redemption or repurchase rights, conversion and exchange rights and rates, number of shares and series designation, duration of the series and any other preferences, privileges and powers and the relative rights of one series versus another series or versus other classes of securities.

         The class of preferred stock will provide the corporation with flexibility to take advantage of business opportunities, such as acquisitions and financings, without the delay and expense of calling a special meeting of shareholders to authorize a special class or series of capital stock. By authorizing the board of directors to determine and fix the terms of each new series of preferred stock prior to issuance, the corporation will be better able to tailor its preferred stock to new developments and to the then immediate demands of the proposed transaction.

         It is not possible to state the actual effect of the authorization of the preferred stock on the rights of the holders of common stock until the board of directors determines the rights of the holders of one or more classes or series of preferred stock. The possible effects, however, might include: (i) restrictions on the payment of dividends on the common stock, (ii) dilution of the voting power of the common stock, or (iii) the holders of the common stock not being entitled to share in the assets of the corporation upon a liquidation, dissolution or winding up until the holders of the preferred stock are paid their preference amount. The ability of the board of directors to issue preferred stock with rights and preferences as it determines may have an anti-takeover effect by discouraging persons from seeking or making it more difficult for persons to obtain control of the corporation. The board of directors plans to issue shares of preferred stock in an internal corporate reorganization to merge its wholly-owned subsidiary, Level Jump, into Caldera. The new shares of preferred stock will have rights substantially identical to the preferred stock of Level Jump. The primary right of the preferred stock will be the ability to vote that number of votes in all solicitations of the common stock holders of the corporation which equals the number of exchangeable shares of thestockpage.com inc. then outstanding. The voting right initially will be equal to 5, 912,500 shares of common stock. The effect of this reorganization is reflected in the table of beneficial ownership of the principal stockholders of Caldera, above.

         Fifth Article. This provision is to provide that no class of capital stock, either the common stock or the preferred stock, will have any pre-emptive right. The pre-emptive right is one that permits a holder to acquire additional securities from Caldera whenever Caldera sells the securities, in proportion to the shareholder's ownership of Caldera. The purpose of this right is to allow a shareholder to maintain its proportionate interest in the corporation. This right is considered by management to be a significant impediment to the efficient raising of capital because it requires the solicitation of current security holders and waiting for their response. Also, Florida law provides that there is no pre-emptive right for securities holders unless specifically granted. Management wishes to make clear that this right is not possible in respect of this corporation to all securities holders.

         Sixth Article. The registered office and registered agent in the state of Florida is being changed to National Corporate Research Ltd., Inc., located at 1406 Hays Street, Suite Two, Tallahassee, Florida 32301. This is to satisfy a technical requirement of Florida law.

         Seventh Article. The new articles of incorporation add a provision to make clear that the private property and assets of the shareholders of the corporation will not be subject to any payment of the debts of the corporation. This provision is inserted to reiterate current Florida law and to make clear to the public and creditors that only the assets of the corporation are subject to attachment or judgment for the obligations of the corporation. The purpose of this provision is to facilitate in the attraction of officers and employees who may become shareholders under benefit plans and investors to the corporation.

         Eighth Article. The new articles of incorporation add a provision to make clear that the election of directors need not be by written ballot. The by-laws may provide differently, but currently do not provide differently. The provision is inserted for clarification of the manner in which directors may be elected and is intended to facilitate the management of meetings of the shareholders called for the purpose of electing directors.

         Ninth Article. This provision is a reiteration of a provision from the old articles of incorporation which indicates that there will be such number of directors as determined by the board of directors and reflected in the by-laws of the corporation, provided that there will be at least one director.

         Tenth Article.   The new articles of incorporation add a provision to
make clear, as provided under Florida law, that the books and records of the corporation may be kept outside the state of Florida. This provision is being added for clarification, in light of the fact that the principal office of the corporation is located in Toronto, Ontario. The board of directors believes this provision will facilitate the management of the corporation.

         Eleventh Article. The new articles of incorporation adds a provision to make clear, as provided under Florida law, that any action by the shareholders of the corporation may be taken by written consent. This provision further provides that the number of consents need only be that number of votes necessary if the action had been approved at a meeting of the shareholders, also as provided in Florida law. This provision is being added for clarification of the manner in which the shareholders may act on matters placed before them for approval. This provision is also intended to facilitate the management of the corporation.

         Twelfth Article. The new articles of incorporation adds a provision to indicate who may call a special meeting of the shareholders. The persons who may call a special meeting are the board of directors or other persons who are authorized by the board of directors or upon demand by the holders of shares representing at least fifty percent of all the votes entitled to be cast on any issue proposed to be considered at the special meeting. Florida law permits that the articles of incorporation of a corporation may provide that up to fifty percent of the votes entitled to be cast may be required to call a special meeting.

         This provision may be considered to have anti-takeover effect. The new articles of incorporation limit the ability of shareholders of the corporation having less than a majority of all the votes entitled to be cast to call special meetings for any reason. This generally will insulate the management of the corporation from requests for special meetings, allowing management to concentrate on its business functions. A small number of shareholders will not be able to force shareholder consideration of a proposal over the opposition of the board of directors by calling a special meeting of shareholders prior to the time the board of directors believes such consideration to be appropriate. On the other hand, if a majority desire to call a special meeting, they may do so, which indicates that the purpose for which they are calling the special meeting is important to at least a majority of the shareholders. Since shareholder approval of mergers subsequent to a hostile takeover usually requires the calling of a special meeting, the change will make it more difficult for persons interested in obtaining approval of a merger to do so. This will encourage persons seeking to enter into negotiations with management who will then be able to properly evaluate any proposals.

         This provision will apply to any reason for which shareholders may wish to call a special meeting and not merely to special meetings called subsequent to hostile takeovers. It will prevent shareholders from calling a special meetings unless a majority desires to do so.

         Thirteenth Article. The new articles of incorporation add a provision that limits the business that may be conducted at any annual meeting to be only that which has been brought before the annual meeting by, or at the direction of, a majority of the directors or by any shareholder of the corporation who provides timely notice of the proposal in writing to the secretary of the corporation. To be timely, a shareholder's notice must be delivered to, or mailed to and received at, the principal executive offices of the Company not less than 120 days prior to the scheduled annual meeting, regardless of any postponements, deferrals or adjournments of that meeting to a later date. If, however, less than 120 days' notice or prior public disclosure of the date of the scheduled meeting is given or made, notice by the shareholder, to be timely, must be so delivered or received not later than the close of business on the tenth day following the earlier of the day on which notice of the date of the scheduled annual meeting was mailed or the day on which such public disclosure was made. The shareholder's notice to the secretary must set forth in writing each matter the shareholder proposes to bring before the annual meeting including: a brief description thereof and the reasons for conducting such business at the annual meeting; the names and addresses, as they appear on the corporate books, of shareholders supporting such proposal; and the class and number of shares of the corporation's common stock which are beneficially owned by the supporting shareholders on the date of the presenting shareholder notice; and any financial interest the presenting shareholder and supporting shareholders have in the proposal. The determination as to whether the notice provisions have been met will be make by the presiding officer at the annual meeting. This provision applies only to new business and not to other reports of officer, directors, or committees of the board of directors.

         The old articles of incorporation and the by-laws of the corporation do not specify what business may be conducted at an annual meeting. Therefore, any business may be conducted that is specified in the notice of annual meeting or that is properly brought before the meeting. A determination as to whether business, other than as specified in the notice of meeting, is properly before a meeting would generally be made by the chairman of the meeting at the time any such business was presented.

         This provision is intended to instill an orderly procedure for notification to the board of directors of business which is to be presented at shareholder's meetings. This will enable the board of directors to plan such meetings and also, to the extent it deems it necessary or desirable, to inform the shareholders, prior to the meeting, of any new business that will be presented at the meeting. The board of directors will also be able to make a recommendation or statement of its position so as to enable shareholders to better determine whether they desire to attend the meeting or grant a proxy to the board of directors as to the disposition of any such business. This provision does not give the board of directors any power to approve or disapprove the business that shareholders desire to be conducted at the meeting, but it will provide for a more orderly procedure for conducting the meeting.

         The proposed procedure may limit to some degree the ability of shareholders to initiate discussion at a shareholders' meeting. It will also preclude the conducting of business at a particular meeting if the proper notice procedures have not been followed. This will also have the effect of discouraging belated attempts by third parties to begin ill-considered, disruptive discussions at shareholders' meetings. Nothing in the proposed amendment precludes discussion by any shareholder of any business properly brought before the annual meeting.

         Article Fourteen. The new articles of incorporation add a provision that requires persons who may be nominated as potential directors are nominated in accordance with the procedures specified in this article. Nominations may be made at a meeting of the shareholders, by, or at the direction of, the board of directors, by any nominating committee or person appointed by the board of directors or by any shareholder of the corporation entitled to vote for the election of directors at the meeting, provided the shareholder has complied with the notice procedures. Written notice of a shareholder nomination must be made to the secretary of the corporation not less than 120 days prior to the scheduled meeting, regardless of any postponements, deferrals or adjournments of that meeting to a later date. If, however, less than 120 days' notice or prior public disclosure of the date of the scheduled meeting is given, notice by the shareholder must be so delivered or received not later than the close of business on the tenth day following the earlier of the day on which such notice of the date of the scheduled annual meeting was mailed on the day on which public disclosure was made. This notice must set forth the name, age, business address and residence address of the person being nominated, that person's principal occupation or employment, the class and number of shares of capital stock of the corporation which are beneficially owned by that person and any other information required to be disclosed under the rules of the SEC. The notice must also include the name and the address of the shareholder presenting the nomination and the class and number of shares of the corporation's stock which are beneficially owned by that person on the date of the shareholder notice. Other relevant information may also be requested by the corporation. The validity of the notice will be determined by the presiding officer at the annual meeting.

         Without this provision, a shareholder could nominate any person for election as a director, without prior notice to the board of directors or the other shareholders, at any meeting called for the purpose of electing directors. The advance notice requirement, by preventing shareholder nominations from the floor at the annual meeting of shareholders, affords the board of directors a meaningful opportunity to consider the qualifications of the proposed nominees and, to the extent it deems it necessary or desirable, to inform shareholders about such qualifications. This provision, it is believed, will further the objective of the board of directors to identify candidates who have the character, education, training, experience and proven accomplishments that give promise of significant contribution to the responsible and profitable conduct of the corporation's business. The board of directors believes that it is advantageous to be able to consider in advance the qualification of any proposed nominee, as opposed to being confronted with a surprise nomination at or shortly before the annual meeting of shareholders.

         Although this provision does not give the board of directors any power to approve or disapprove shareholder nominations for directors, it will preclude shareholder nominations if proper procedures are not followed. Although the board of directors does not believe that the proposed amendment will have a significant impact on any attempt by a third party to obtain control of the corporation, it is possible that it may discourage or deter a third party from conducting a solicitation of proxies to elect its own slate of directors, or otherwise attempting to obtain control of the corporation or effect a change in management, without regard to whether this would be beneficial to the corporation or its shareholders.

         Article Fifteen. The new articles of incorporation have a provision that limit the liability of directors to the corporation and to other persons, including the shareholders. Florida law permits corporations to include in its articles of incorporation a provision eliminating or limiting directors' exposure to liability for monetary damages. The law does not eliminate the directors' liability for monetary damages for acts or omissions not in good faith or involving the intentional violations of law, the improper purchase or redemption of stock, payment of improper dividends or any transaction from which the director received an improper personal benefit.

         While the provision limits the right of shareholders and the corporation to sue the directors for monetary damages, it does not change or eliminate that duty. The board of directors believes that the diligence and care exercised by directors stem primarily from their desire to act in the best interest of the corporation and not from the fear of monetary damage awards. Therefore, the board of directors believes that the level of care and diligence exercised by directors will not be lessened by adoption of this provision. The board also believes that the provision will help the company remain competitive in its ability to attract qualified directors and will positively affect the ability of its directors to make the best decisions of which they are capable.

         The board of directors is unaware of any circumstance giving rise to or of any asserted or threatened claims, proceedings or action against the directors or past directors that as a result of this provision would preclude the recovery by the corporation or the shareholders.

         The new articles of incorporation have a provision for the indemnification of directors, officers, employees or agents of the corporation or those persons who are or were serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust, or other enterprise against liability incurred in connection with any proceedings (other than an action by or in the right of the corporation). The indemnification is to be in accordance with and to the fullest extent as provided by Florida law. The board of directors, under this provision, may advance fees and expenses as they determine and on such terms as they consider appropriate.

         The board of directors believes that this provision merely reiterates the current Florida law and will be helpful in attract qualified persons as directors, officers and employees to the corporation.

         The board of directors is unaware of any circumstance giving rise to or of any asserted or threatened claims, proceedings or actions for which it will be required to give indemnification. The corporation does not currently have any officers' and directors' liability insurance.

         Article Sixteen. The new articles of incorporation have a provision which requires that in order to amend, repeal or adopt any provision inconsistent with articles thirteen, fourteen and sixteen, the affirmative vote of at least 66 2/3% of the outstanding shares of common stock shall be required. Ordinarily, under Florida law, amendments to the articles of incorporation require the approval of the holders of a majority of the outstanding stock entitled to vote thereon, but the law also permits a corporation to include provisions in its articles of incorporation which require a greater vote than the vote otherwise required by law for any corporate action. The requirement of an increased shareholder vote is designed to prevent a person holding or controlling a majority, but less than 66 2/3% of the shares of common stock of the corporation from avoiding the requirements of the proposed amendments by simply repealing them.

Miscellaneous

         The board of directors may abandon or alter the amended and restated articles of incorporation if for any reason the it deems it advisable to abandon or alter the provisions. In addition, the board of directors may make any and all changes to the amended and restated articles of incorporation that it deems necessary to file them with the secretary of state of the State of Florida.


                    INCORPORATION OF INFORMATION BY REFERENCE

         The following documents, which are on file with the SEC are incorporated in this Information Statement by reference and made a part hereof:

          (a)  Annual Report on Form 10-KSB for the year ended December 31,
               1998;

          (b) Quarterly Reports on Form 10-QSB for the quarters ended March 31, 1999, June 30, 1999 and September 30, 1999;

          (c) Current Report on Form 8-K, dated October 28, 1999, filed with the Commission on November 4, 1999, and an amendment thereto on Form 8-K/A, filed with the Commission on November 8, 1999;

          (d) Current Report on Form 8-K, dated November 15, 1999, filed with the Commission on November 16, 1999.

         All documents filed by Caldera with the SEC pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act after the date of this information statement and prior to the filing of the amended and restated certificate of incorporation shall be deemed to be incorporated by reference in this information statement and shall be a part hereof from the date of filing of such documents. Any statement contained in a document incorporated by reference in this information statement and filed with the SEC prior to the date of this information statement shall be deemed to be modified or superseded for purposes of this information statement to the extent that a statement contained herein, or in any other subsequently filed document which is deemed to be incorporated by reference herein, modifies or supersedes such statement. Any such statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this information statement.

         The Company will provide without charge to each person to whom this information statement is delivered, upon written or oral request of such person, a copy of any or all of the foregoing documents incorporated herein by reference (other than exhibits to such documents, unless such exhibits are specifically incorporated by reference into such documents). Written or telephone requests should be directed to the corporation at133 Richmond Street West, Suite 401, Toronto, Ontario, Canada M5H 2L3, Attention: Secretary (telephone number: (416) 777-0477).




                                         CALDERA CORPORATION



Toronto, Ontario
November 30, 1999

                                 CERTIFICATE FOR
                             AMENDING AND RESTATING
                            ARTICLES OF INCORPORATION
                                       OF
                               CALDERA CORPORATION


         Pursuant to the provisions of Section 607.194, Florida Statutes, this Florida Profit corporation adopts the attached Amended and Restated Articles of Incorporation.

         First: Articles 1 through 7 of the Articles of Incorporation, as amended prior to the date hereof, are deleted in their entirety and replaced by the attached Amended and Restated Articles of Incorporation.

         Second: The effective date of the Amended and Restated Articles of Incorporation is immediately upon acceptance for filing by the Secretary of State of Florida.

         Third: The Amended and Restated Articles of Incorporation was adopted by the Board of Directors and shareholders. The number of shares for which consents were given by the shareholders approving the Amended and Restated Articles of Incorporation were sufficient for its approval and notice of the action taken by consent has been given to the shareholders not giving their consent.

         Executed this ___ day of December 1999.



                                ----------------------------
                                Robert G. Landau
                                President

3159.1

                              AMENDED AND RESTATED
                            ARTICLES OF INCORPORATION
                                       OF
                        LEVEL JUMP FINANCIAL GROUP, INC.

FIRST:   The name of the corporation (herein referred to as the "Corporation")
is: Level Jump Financial Group, Inc.

SECOND:   The address of the Corporation is 133 Richmond Street West, Suite 401,
Toronto, Ontario M5H 2L3.

THIRD:    The purposes of the Corporation are to engage in, promote, conduct, and carry on any lawful acts or activities for which corporations may be organized under the Florida 1989 Business Corporation Act.

FOURTH:   The total number of shares of capital stock of all classes which the
Corporation shall have authority to issue is 205,000,000 shares, of which 5,000,000 shares shall be Preferred Stock, par value $.0025 per share, and 200,000,000 shares shall be Common Stock, par value $.0025 per share.

A.       Preferred Stock

         (1) Shares of Preferred Stock may be issued at such time or times and for such consideration as the Board of Directors may determine. All shares of any one series shall be of equal rank and identical in all respects.

         (2) Authority is hereby expressly granted to the Board of Directors to fix from time to time, by resolution or resolutions providing for the establishment and/or issuance of any series of Preferred Stock, the designation of the series and the powers, preferences, and rights of the shares of the series, and the qualifications, limitations, or restrictions thereof, including the following:

                  (a) The distinctive designation and number of shares comprising the series, which number may, except where otherwise provided by the Board of Directors in creating the series, be increased or decreased from time to time by action of the Board of Directors, but not below the number of shares then outstanding;

                  (b) The rate of dividends, if any, on the shares of that series, whether dividends shall be noncumulative, cumulative to the extent earned, or cumulative, and if cumulative, from which date or dates, whether dividends shall be payable in cash, property, or rights, or in shares of the Corporation's capital stock, and the relative rights of priority, if any, of payment of dividends on shares of that series over shares of any other series;

                  (c) Whether the shares of that series shall be redeemable and, if so, the terms and conditions of the redemption, including the date or dates upon or after which they shall be redeemable, the event or events upon or after which they shall be redeemable or at whose option they shall be redeemable, and the amount per share payable in case of redemption, which amount may vary under different conditions and at different redemption dates, or the property or rights, including securities of any other corporation, payable in case of redemption;

                  (d) Whether that series shall have a sinking fund for the redemption or purchase of shares of that series and, if so, the terms and amounts payable into the sinking fund;

                  (e) The rights to which the holders of the shares of that series shall be entitled in the event of voluntary or involuntary liquidation, dissolution, or winding-up of the Corporation, and the relative rights of priority, if any, of payment of shares of that series in any such event;

                  (f) Whether the shares of that series shall be convertible into or exchangeable for shares of stock of any other class or any other series and, if so, the terms and conditions of the conversion or exchange, including the rate or rates of conversion or exchange, the date or dates upon or after which they shall be convertible or exchangeable, the duration for which they shall be convertible or exchangeable, the event or events upon or after which they shall be convertible or exchangeable or at whose option they shall be convertible or exchangeable, and the method, if any, of adjusting the rates of conversion or exchange in the event of a stock split, stock dividend, combination of shares, or similar event;

                  (g) Whether the issuance of any additional shares of the series, or of any shares of any other series, shall be subject to restrictions as to issuance, or as to the powers, preferences, or rights of any such other series; and

                  (h) Any other preferences, privileges, and powers and relative, participating, optional, or other special rights and qualifications, limitations, or restrictions of the series, as the Board of Directors may deem advisable and as shall not be inconsistent with the provisions of this Articles of Incorporation and to the full extent now or hereafter permitted by the laws of the State of Florida.

B.       Common Stock

         (1) After the requirements with respect to preferential dividends, if any, on any series of Preferred Stock, then, and not otherwise, the holders of Common Stock shall receive, to the extent permitted by law and to the extent the Board of Directors shall determine, such dividends as may be declared from time to time by the Board of Directors.

         (2) After distribution in full of the preferential amount upon liquidation, dissolution or winding up of the Corporation or other rights of priority, if any, to be distributed to the holders of any series of Preferred Stock, the holders of the Common Stock shall be entitled to receive such of the remaining assets of the Corporation of whatever kind available for distribution to the extent the Board of Directors shall determine.

         (3) Except as may be otherwise required by law or by this Article of Incorporation, each holder of Common Stock shall have one vote in respect of each share of such stock held by him on all matters voted upon by the shareholders.

         (4) The Common Stock shall not be cumulatively voted in the election of directors.

FIFTH:   No holder of shares of the Corporation of any class, now or hereafter authorized, shall have any preferential or preemptive right to subscribe for, purchase, or receive any shares of stock of the Corporation of any class, now or hereafter authorized, or any options or warrants for such shares, or any rights to subscribe to or purchase such shares, or any securities convertible into or exchangeable for such shares, which may at any time or from time to time be issued, sold, or offered for sale by the Corporation.

SIXTH:   The address of the Corporation's registered office is 1406 Hays Street,
Suite 2, Talahassee, Fl. 32301. The name of the Corporation's registered agent at such address is National Corporate Research Ltd., Inc.

SEVENTH: The private property or assets of the shareholders of the Corporation shall not to any extent whatsoever be subject to the payment of the debts of the Corporation.

EIGHTH: Elections of directors need not be by written ballot unless otherwise provided in the By-laws of the Corporation.

NINTH: The number of directors of the Corporation shall be such number as from time to time shall be fixed by, or in the manner provided in, the By-laws of the Corporation provided that there shall not be less than one director. None of the directors need be a shareholder or a resident of the State of Florida.

TENTH:   The books of the Corporation may be kept outside the State of Florida at such place or places as may be designated from time to time by the Board of Directors or in the By-laws of the Corporation, subject to any provision contained in the statutes.

ELEVENTH: Any action required by law or by the Articles of Incorporation or Bylaws of the Corporation to be taken at a meeting of the shareholders of the Corporation or any other action which may be taken at a meeting of the shareholders, may be taken without a meeting if a written consent setting forth the action so taken, shall be signed by the holders of outstanding stock of each voting group entitled to vote thereon having not less than the minimum number of votes with respect to each voting group that would be necessary to authorize or take such action at a meeting at which all voting groups and shareholders entitled to vote thereon were present and voted.

TWELVTH: Special meetings of the shareholders of the Corporation for any purpose or purposes may be called at any time by the board of directors or the persons authorized by the bylaws or resolution of the board of directors or upon demand by the holders of shares representing at least fifty percent of all the votes entitled to be cast on any issue proposed to be considered at the meeting.

THIRTEENTH: At an annual meeting of shareholders, only such business shall be conducted, and only such proposals shall be acted upon, as shall have been brought before the annual meeting (a) by, or at the direction of, a majority of the directors, or (b) by any shareholder of the Corporation who complies with the notice procedures set forth in this Article Thirteenth. For a proposal to be properly brought before an annual meeting by a shareholder, the shareholder must have given timely notice thereof in writing to the Secretary of the Corporation. To be timely, a shareholder's notice must be delivered to, or mailed and received at, the principal executive offices of the Corporation not less than 120 days prior to the scheduled annual meeting, regardless of any postponements, deferrals or adjournments of that meeting to a later date; provided, however, if less than 120 days' notice or prior public disclosure of the date of the scheduled annual meeting is given or made, notice by the shareholder to be timely, must be so delivered or received not later than the close of business on the tenth day following the earlier of the day on which such notice of the date of the scheduled annual meeting was mailed or the day on which such public disclosure was made. A shareholder's notice to the Secretary shall set forth as to each matter the shareholder proposes to bring before the annual meeting (a) a brief description of the proposal desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting, (b) the name and address, as they appear on the Corporation's books, or the shareholder proposing such business and any other shareholders known by such shareholder to be supporting such proposal, (c) the class and number of shares of the Corporation's stock which are beneficially owned by the shareholder on the date of such shareholder notice and by any other shareholders known by such shareholder to be supporting such proposal on the date of such shareholder notice, and (d) any financial interest of the shareholder in such proposal and by any other shareholders known by such shareholder to be supporting such proposal.

         The presiding officer of the annual meeting shall determine and declare at the annual meeting whether the shareholder proposal was made in accordance with the terms of this Article Thirteenth. If the presiding officer determines that a shareholder proposal was not made in accordance with the terms of this Article Thirteenth, he or she shall so declare at the annual meeting and any such proposal shall not be acted upon at the annual meeting.

         This provision shall not prevent the consideration and approval or disapproval at the annual meeting of reports of officers, directors and committees of the board of directors, but, in connection with such reports, no new business shall be acted upon at such annual meeting unless stated, filed and received as herein provided.

FOURTEENTH: Only persons who are nominated in accordance with the following procedures shall be eligible for election as directors. Nominations of persons for election to the board of directors of the Corporation may be made (i) by the board of directors or a nominating committee or person appointed by the board of directors at any time or (ii) at a meeting of shareholders by any shareholder of the Corporation entitled to vote for the election of directors at the meeting who complies with the notice procedures set forth in this Article Fourteenth. Such nominations, other than those made by or at the direction of the board of directors, shall be made pursuant to timely notice in writing to the Secretary of the Corporation. To be timely, a shareholder's notice must be delivered to, or mailed and received at, the principal executive offices of the Corporation not less than 120 days prior to the scheduled annual meeting, regardless of any postponements, deferrals or adjournments of that meeting to a later date; provided however, that if less than 120 days' notice or prior public disclosure of the date of the scheduled annual meeting is given or made, notice by the shareholder, to be timely, must be so delivered or received not later than the close of business on the tenth day following the earlier of the day on which such notice of the date of the scheduled annual meeting was mailed or the day on which such public disclosure was made. A shareholder's notice to the Secretary shall set forth (a) as to each person whom the shareholder proposes to nominate for election or reelection as a director, (i) the name, age, business address and residence address of the person, (ii) the principal occupation or employment of the person, (iii) the class and number of shares of capital stock of the Corporation which are beneficially owned by the person, and (iv) any other information relating to the person that is required to be disclosed in solicitations for proxies for election of directors pursuant to any rules or regulations under the Securities Exchange Act of 1934, as amended; and (b) as to the shareholder giving the notice (i) the name and address, as they appear on the Corporation's books, of the shareholder, and (ii) the class and number of shares of the Corporation's stock which are beneficially owned by the shareholder on the date of such shareholder notice. The Corporation may require any proposed nominee to furnish such other information as may reasonably be required by the Corporation to determine the eligibility of such proposed nominee to serve as a director of the Corporation.

                  The presiding officer of the annual meeting shall determine and declare at the annual meeting whether the nomination was made in accordance with the terms of this Article Fourteenth. If the presiding officer determines that a nomination was not made in accordance with the terms of this Article Fourteenth, he or she shall so declare at the annual meeting and any such defective nomination shall be disregarded.

FIFTEENTH: Subject to, and to the fullest extent permitted by Section 607.0831 of the Florida 1989 Business Corporation Act, as amended from time to time, no director shall be personally liable to the Corporation or to any other person for any statement, vote, decision, or failure to act, regarding corporate management or policy, by a director. The Corporation shall indemnify any person who is or was a director, officer, employee, or agent of the Corporation or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust, or other enterprise against liability incurred in connection with proceeding, including any appeal thereof in accordance with and to the fullest extent as provided by Section 607.0805 of the Florida 1989 Business Corporation Act, as it may be amended from time to time. The indemnification set forth in this section shall not be deemed exclusive of any other rights, indemnification and advancement or expenses to which directors, officers, employees, fiduciaries and agents may be entitled, under any provision of the Florida 1989 Business Corporation Act or by-law of the Corporation, agreement, vote of shareholders or otherwise.

SIXTEENTH: Notwithstanding anything contained in the Articles of Incorporation to the contrary, the affirmative vote of at least 66-2/3% of the outstanding shares of Common Stock of the Corporation shall be required to amend or repeal Articles Thirteen, Fourteen and Sixteen of these Articles of Incorporation or to adopt any provision inconsistent therewith.